                                                                  EXHIBIT  10.10


                               SECURITY AGREEMENT

         This security agreement ("Agreement") is made and entered into as of March 22, 1995, by GARGOYLES, INC., a Washington corporation, ("Borrower"), for the benefit of U. S. BANK OF WASHINGTON, NATIONAL ASSOCIATION, a national banking association ("U. S. Bank").

                                R E C I T A L S :

         Concurrently with the execution hereof, U. S. Bank and Borrower entered into a credit agreement (together with all supplements, exhibits, and amendments thereto, referred to as the "Credit Agreement"), pursuant to which U. S. Bank agreed to extend to Borrower credit facilities as more fully described therein (the "Loans").

         Borrower wishes to grant to U. S. Bank a security interest in all its assets as security for all the Secured Obligations.

         NOW, THEREFORE, in order for U. S. Bank to make the Loans, Borrower agrees as follows:

                                   DEFINITIONS

         Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings when used herein. For the purposes of this Agreement, the following terms shall have the following meanings:

         "Account" means any right to payment for goods sold or leased or for services rendered that is not evidenced by an Instrument or Chattel Paper, whether or not it has been earned by performance.

         "Account Debtor" means the party who is obligated on or under any Account, Chattel Paper, or General Intangible.

         "Assignee Deposit Account" shall have the meaning set forth in Section
5.7 hereof.

         "Chattel Paper" means all interest of Borrower in writings that evidence both a monetary obligation and a security interest in or a lease of specific goods, including any group of writings consisting of both a security agreement or a lease and an Instrument or series of Instruments.
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         "Collateral" means all property, real, personal, and mixed, tangible and intangible, wherever located, now owned or hereafter acquired by Borrower, or in which Borrower has or later obtains an interest, and all products, profits, rents, and proceeds of such property, including but not limited to Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, General Intangibles, Goods, Instruments, Inventory, Patents, Trademarks, and Vehicles.

         "Deposit Account" means a demand, time, savings, passbook, or like account maintained with a bank, savings and loan association, credit union, or like organization, other than an account evidenced by a certificate of deposit.

         "Document" means all of Borrower's right, title, and interest in or to any document of title as defined in RCW 62A.1-201 and any receipt of the kind described in RCW 62A.7-201(2).

         "Equipment" means all of Borrower's right, title, and interest in and to Goods that are used or bought for use primarily in business and that are not included within the definition of Inventory, including but not limited to all machinery, equipment, furnishings, fixtures, vehicles, tools, supplies, and other equipment of any kind and nature and all additions, substitutions, and replacements of any of the foregoing, together with all attachments, components, parts, accessories, improvements, upgrades, and accessories installed thereon or affixed thereto.

         "Event of Default" means an occurrence of an Event of Default as defined in the Credit Agreement.

         "General Intangibles" means all personal property (including things in action) other than Goods, Accounts, Chattel Paper, Documents, Instruments, and money, and shall include, but not limited to all Patents, Trademarks, insurance proceeds, patents, copyrights, trade names, trade secrets, goodwill, registrations, license rights, licenses, royalty rights, royalties, permits, corporate and other business records, rights to refunds or indemnification, and all other intangible personal property of Borrower of every kind and nature.

         "Goods" means all things that are movable or that are fixtures, not including money, Documents, Instruments, Accounts, Chattel Paper, or General Intangibles.

         "Instrument" means any negotiable instrument or security or other writing that evidences a right to the payment of money and is not itself a security agreement or lease and is of a type that is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment.


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         "Inventory" means all Goods held by Borrower for sale or lease, furnished or to be furnished by Borrower under any contract of service, or held by Borrower as raw materials, work in progress, or materials used or consumed in Borrower's business.

         "Patents" means (a) any patents and the goodwill associated therewith and all rights arising out of or related thereto, now existing or hereafter adopted or acquired, any registration or recording thereof, and any application in connection with any of the foregoing, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or of any state thereof, or any other country or any political subdivision thereof, or otherwise, including but not limited to any thereof referred to in Schedule I hereto, and (b) all renewals thereof.

         "Secured Obligations" means any past, present, or future Indebtedness of Borrower to U. S. Bank, and includes but is not limited to (a) any indebtedness, obligation, or liability of any kind arising in any way of Borrower to U. S. Bank, now existing or hereafter created, under the Credit Agreement, the Notes, or the other Loan Documents, including any refinancing, renewal, replacement, extension, amendment, or substitution of such indebtedness, (b) any liability or obligation of Borrower hereunder, (c) the obligations of Borrower under any guaranty executed by Borrower and delivered to
U. S. Bank, whereby Borrower guarantees the indebtedness of any Person other than Borrower to U. S. Bank, and (d) any cost, expense, or liability, including but not limited to reasonable attorney fees, that may be incurred and advances that may be made by U. S. Bank in any way in connection with any of the foregoing or any security therefor.

         "Trademark" means (a) any trademark, trade name, corporate name, company name, business name, fictitious business name, trade style, service mark, logo or other source or business identifier, and the goodwill associated therewith and all rights arising out of or related thereto, now existing or hereafter adopted or acquired, any registration or recording thereof, and any application in connection with any of the foregoing, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or of any state thereof, or any other country or any political subdivision thereof, or otherwise, including but not limited to any thereof referred to in Schedule I hereto, and (b) all renewals thereof.

         "Vehicle" means any car, truck, trailer, construction or earth-moving equipment, or other vehicle covered by a certificate of title of any state, including but not limited to any tires or other appurtenances to any of the foregoing.



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                           GRANT OF SECURITY INTEREST

         As security for the payment and satisfaction of the Secured Obligations, Borrower hereby grants to U. S. Bank a continuing security interest in and assigns to U. S. Bank all of Borrower's right, title, and interest in the Collateral and all products, profits, rents, and proceeds thereof.

                              COVENANTS OF BORROWER

         Borrower shall fully perform each of the covenants set forth below.

OBLIGATIONS TO PAY

         Borrower shall pay to U. S. Bank, in timely fashion and in full, all amounts payable by Borrower to U. S. Bank, pursuant to the Credit Agreement, the Notes, and the other Loan Documents; and

         Borrower shall pay and reimburse U. S. Bank for all expenditures including reasonable attorney fees and legal expenses in connection with the exercise by U. S. Bank of any of its rights or remedies under the Credit Agreement or the other Loan Documents.

PERFORMANCE

         Borrower shall fully perform in a timely fashion every covenant, agreement, and obligation set forth in the Credit Agreement and the other Loan Documents.

FURTHER DOCUMENTATION

         At its own expense, Borrower shall execute and deliver any financing statement, any renewal, substitution, or correction thereof, or any other document; shall procure any document; and shall take such further action as U.
S. Bank may require in obtaining the full benefits of this Agreement.

FILING FEES

         Borrower shall pay all costs of filing any financing, continuation, or termination statement with respect to the security interests granted herein, including the of filing this Agreement with the United States Patent and Trademark Office.


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PLEDGES

         Borrower shall deliver and pledge to U. S. Bank, endorsed or accompanied by instruments of assignment or transfer satisfactory to U. S. Bank, any Instruments, Documents, General Intangibles, or Chattel Paper that U. S. Bank may specify from time to time.

MAINTENANCE OF RECORDS

         Borrower shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral including but not limited to a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Borrower shall mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted herein. Borrower shall deliver and turn over to
U. S. Bank all books and records pertaining to the Collateral at any time after the occurrence and during the continuation of an Event of Default, if so demanded by U. S. Bank.

DISPOSITION OF COLLATERAL

         Except as allowed in the Credit Agreement, Borrower shall not sell or transfer any of the Collateral or release, compromise, or settle any obligation or receivable due to Borrower.

INDEMNIFICATION

         Borrower agrees to pay, and to indemnify U. S. Bank and hold U. S. Bank harmless from, all liabilities, costs, and expenses including but not limited to legal fees and expenses with respect to or resulting from (a) any delay in paying any excise, sales, or other taxes that may be payable or determined to be payable with respect to any of the Collateral, (b) any delay by Borrower in complying with any requirement of law applicable to any of the Collateral, or
(c) any of the transactions contemplated by this Agreement. In any suit, proceeding, or action brought by U. S. Bank under any Account to enforce payment of any sum owing thereunder or to enforce any provisions of any Account, Borrower will indemnify U. S. Bank and hold U. S. Bank harmless from all expense, loss, or damage suffered by reason of any defense, setoff, counterclaim, recoupment, reduction, or liability whatsoever of the Account Debtor thereunder arising out of a breach by Borrower of any obligation thereunder or arising out of any other agreement, indebtedness, or liability at any time owing to or in favor of such Account Debtor or its successors from Borrower.


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LIMITATIONS ON AMENDMENTS, MODIFICATIONS, TERMINATIONS, WAIVERS, AND EXTENSIONS
   OF CONTRACTS AND AGREEMENTS GIVING RISE TO ACCOUNTS

         Borrower will not (a) amend, modify, terminate, waive, or extend any provision of any agreement giving rise to an Account in any manner that could reasonably be expected to have a material adverse effect on the value of such Account as Collateral unless deemed necessary by Borrower in the reasonable exercise of its business judgment, or (b) fail to exercise promptly and diligently every material right that it may have under each agreement giving rise to an Account, other than any right of termination unless deemed necessary by Borrower in the reasonable exercise of its business judgment.

LIMITATIONS ON DISCOUNTS, COMPROMISES, AND EXTENSIONS OF ACCOUNTS

         Borrower will not grant any extension of the time of payment of any of the Accounts; compromise, compound, or settle the same for less than the full amount thereof; release, wholly or partially, any Person liable for the payment thereof; or allow any credit or discount whatsoever thereon unless deemed necessary by Borrower in the reasonable exercise of its business judgment.

FURTHER IDENTIFICATION OF COLLATERAL

         Borrower will furnish to U. S. Bank from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as U. S. Bank may request, all in reasonable detail.

NOTICES

         Borrower will advise U. S. Bank promptly in reasonable detail at its address set forth in Section 7.9 (a) of any lien (other than liens created hereby or permitted under the Credit Agreement) on or claim asserted against any of the Collateral and (b) of the occurrence of any other event that could reasonably be expected to have a material adverse effect on the Collateral or on the liens created hereunder.

CHANGES IN LOCATIONS, NAME, ETC

         Borrower will not (a) change the location of its chief executive office/chief place of business from that specified in Section 4.10 or remove its books and records from the location specified in Section 4.7, (b) permit any of the Inventory or Equipment (excluding Vehicles) to be kept at locations other than those listed on Schedule II hereto, or (c) change its name, identity, or structure to such an extent that any financing statement filed by U. S. Bank in connection with this Agreement would

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
become seriously misleading, unless it shall have given U. S. Bank at least ten days' prior written notice thereof.

PATENTS AND TRADEMARKS


         Borrower (either itself or through licensees) will (i) continue to use all Trademarks on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures, and price lists in order to maintain such Trademarks in full force free from any claim of abandonment for nonuse, (ii) maintain as in the past the quality of products and services offered under all Patents and Trademarks, (iii) employ all Patents and Trademarks with the appropriate notice of registration, (iv) not adopt or use any mark that is confusingly similar to or a colorable imitation of any Trademarks unless U. S. Bank shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Patent or Trademark may become invalidated.

         Borrower will notify U. S. Bank immediately if it knows, or has reason to know, of (i) any application or registration relating to any Patent or Trademark material to its business that may become abandoned or dedicated, or
(ii) any adverse determination or development (including but not limited to the institution of, or any adverse determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding Borrower's ownership of any Patent or Trademark or its right to register, keep, or maintain the same.

         Whenever Borrower, either by itself or through any agent, employee, licensee, or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any state or other country or any political subdivision thereof, Borrower shall report such filing to U. S. Bank within five Business Days after the last day of the calendar month in which such filing occurs. Borrower shall execute and deliver to U. S. Bank all agreements, instruments, powers of attorney, documents, and papers that U. S. Bank may request to evidence U. S. Bank's security interest in any such Patent and Trademark and in the goodwill and general intangibles of Borrower relating to or represented thereby; provided that Borrower acknowledges that it is Borrower's intent that this Agreement grant to U. S. Bank a valid, perfected, and enforceable security interest in all Patents and Trademarks now owned or hereafter adopted or acquired, without the necessity of further documentation. Borrower hereby constitutes U. S. Bank its attorney-in-fact to execute and file all such writings for the foregoing



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
purposes, with all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, is irrevocable until all Secured Obligations are paid in full.

         Borrower will take all reasonable and necessary steps, including but not limited to all reasonable and necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration, and to maintain each registration of all Patents and Trademarks, including but not limited to filing applications for renewal, affidavits of use, and affidavits of incontestability.

         If any Patent or Trademark that is included in the Collateral is infringed, misappropriated, or diluted by a third party, Borrower shall promptly notify U. S. Bank after it learns thereof and shall take such action as Borrower reasonably deems appropriate under the circumstances to protect such Patent or Trademark.

VEHICLES

         Within 30 days after the date of acquisition of any Vehicle constituting Collateral, the application for certificate of title thereto indicating U. S. Bank's first priority lien on such Vehicle, and any other necessary documentation, shall be filed in each office in each jurisdiction that
U. S. Bank deems advisable to perfect its lien on any Vehicle constituting Collateral.

INSURANCE

         Borrower agrees to insure the Collateral against all hazards in form and amount satisfactory to U. S. Bank. If Borrower fails to obtain such insurance, U. S. Bank shall have the right, but not the obligation, to obtain either insurance covering both Borrower's and U. S. Bank's interest in the Collateral, or insurance covering only U. S. Bank's interest in the Collateral. Borrower agrees to pay any premium charged for such insurance. This amount may be added to the outstanding balance of the Loans, and interest thereon shall be charged at the rate specified in any applicable loan document, or U. S. Bank may demand immediate payment. Any unpaid insurance premium advanced by U. S. Bank shall be secured under the terms of this Agreement. U. S. Bank will have no liability whatsoever for any loss which may occur by reason of the omission or lack of coverage of any such insurance. Borrower hereby assigns to U. S. Bank the right to receive proceeds of such insurance to the full amount of the Secured Obligations and hereby directs any insurer to pay all proceeds directly to U. S. Bank, and authorizes U. S. Bank to endorse any draft. In


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
U. S. Bank's sole discretion, U. S. Bank may apply any insurance proceeds either toward repair of the property or reduction of the balance of the Secured Obligations.

FINANCING STATEMENTS

         Borrower agrees that a carbon, photographic, or other reproduction of a financing statement or this Agreement is sufficient as a financing statement. Borrower also acknowledges and agrees that all security agreements and financing statements previously executed by Borrower and delivered to U. S. Bank shall remain in full force and effect, and shall secure all Indebtedness of Borrower to U. S. Bank, including, without limitation, repayment of the Loans.

                         REPRESENTATIONS AND WARRANTIES

         Borrower hereby makes the following representations and warranties:

TITLE TO COLLATERAL

         Borrower has good and marketable title to all the Collateral, free and clear of all liens excepting only the security interests created pursuant to this Agreement or permitted pursuant to the Credit Agreement.

NO IMPAIRMENT OF COLLATERAL

         None of the Collateral shall be impaired or jeopardized because of the security interest herein granted.

OTHER AGREEMENTS

         The execution and delivery of this Agreement, the consummation of the transactions provided for herein, and the fulfillment of the terms hereof will not result in the breach of any of the terms, conditions, or provisions of, or constitute a default under, or conflict with, or cause any acceleration of any obligation under any (a) agreement or other instrument to which Borrower is a party or by which Borrower is bound or (b) Applicable Law.

NO APPROVALS

         No Governmental Approvals of any nature are required in connection with the security interests herein granted.



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AUTHORITY

         Borrower has full power and authority to assign to U. S. Bank and to grant to U. S. Bank a security interest in the Collateral.

LOCATION OF RECORDS

         The address of the office where the books and records of Borrower are kept concerning the Collateral is set forth on Schedule II.

LOCATION OF COLLATERAL

         The locations of all Inventory and Equipment of Borrower are described on Schedule II.

NAME

         Borrower conducts its business only under the names "Gargoyles, Inc."

ACCOUNTS

         The amount represented by Borrower to U. S. Bank from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts will at such time be the correct amount actually owing by such Account Debtor or Debtors thereunder. No material amount payable to Borrower under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to U. S. Bank.

CHIEF EXECUTIVE OFFICE

         Borrower's chief executive office and chief place of business is located at the address set forth on Schedule II.

PATENTS AND TRADEMARKS

         Schedule I hereto includes all Patents and Trademarks owned by Borrower in its own name as of the date hereof. To the best of Borrower's knowledge, each such Patent and Trademark is valid, subsisting, unexpired, and enforceable and has not been abandoned. Except as set forth in Schedule I, none of such Patents or Trademarks is the subject of any licensing or franchise agreement except as otherwise disclosed to U. S. Bank in writing prior to the execution of this Agreement. No holding, decision, or judgment that would limit, cancel, or question the validity of any such Patent or Trademark has been rendered by any Governmental Body. No action



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
or proceeding is pending that (a) seeks to limit, cancel, or question the validity of any such Patent or Trademark or (b) would, if adversely determined, have a material adverse effect on the value of any Patent or Trademark.

VEHICLES

         Schedule III is a complete and correct list of all Vehicles owned by Borrower on the date hereof that constitute Collateral hereunder. Borrower shall deliver to U. S. Bank the original certificate of title for each Vehicle on the date hereof. Each certificate of title shall thereafter indicate U. S. Bank's first priority lien on the Vehicle covered by such certificate. Borrower shall execute and deliver to U. S. Bank any and all agreements, instruments, documents, powers of attorney, and papers that U. S. Bank may request to evidence and perfect U. S. Bank's security interest in any Vehicle. Borrower hereby constitutes U. S. Bank its attorney-in-fact to execute and file all such writings for the foregoing purposes, with all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, is irrevocable until all Secured Obligations are paid in full.

                        U. S. BANK'S RIGHTS WITH RESPECT
                                TO THE COLLATERAL

NO DUTY ON U. S. BANK'S PART

         U. S. Bank shall not be required (except at its option upon the occurrence and during the continuation of any Event of Default) to realize upon any Accounts, Instruments, Chattel Paper, or General Intangibles; collect the principal, interest, or payment due thereon, exercise any rights or options of Borrower pertaining thereto; make presentment, demand, or protest; give notice of protest, nonacceptance, or nonpayment; or do any other thing for the protection, enforcement, or collection of such Collateral. The powers conferred on U. S. Bank hereunder are solely to protect U. S. Bank's interests in the Collateral and shall not impose any duty upon U. S. Bank to exercise any such powers. U. S. Bank shall be accountable only for amounts that U. S. Bank actually receives as a result of the exercise of such powers; and neither U. S. Bank nor any of its officers, directors, employees, or agents shall be responsible to Borrower for any act or failure to act hereunder.

NEGOTIATIONS WITH ACCOUNT DEBTORS

         Upon the occurrence and during the continuation of any Event of Default, U. S. Bank may, in its sole discretion, extend or consent to the extension of the time of payment or maturity of any Instruments, Accounts, Chattel Paper, or General Intangibles.


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RIGHT TO ASSIGN

         Except as otherwise provided in the Credit Agreement, U. S. Bank may assign or transfer the whole or any part of the Secured Obligations and may transfer therewith as collateral security the whole or any part of the Collateral; and all obligations, rights, powers, and privileges herein provided shall inure to the benefit of the assignee and shall bind the successors and assigns of the parties hereto.

DUTIES REGARDING COLLATERAL

         Beyond the safe custody thereof, U. S. Bank shall not have any duty as to any Collateral in its possession or control, or as to any preservation of any rights of or against other parties.

COLLECTION FROM ACCOUNT DEBTORS

         Upon the occurrence and during the continuation of any Event of Default, Borrower shall, upon demand by U. S. Bank (and without any grace or cure period), notify all Account Debtors to make payment to U. S. Bank of any amounts due or to become due. Borrower authorizes U. S. Bank to contact the Account Debtors for the purpose of having all or any of them pay their obligations directly to U. S. Bank. Upon demand by U. S. Bank, Borrower shall enforce collection of any indebtedness owed to it by Account Debtors.

INSPECTION

         U. S. Bank and its designees, from time to time at reasonable times and intervals, may inspect the Equipment and Inventory and inspect, audit, and make copies of and extracts from all records and all other papers in the possession of Borrower.

ASSIGNEE DEPOSIT ACCOUNT

         Upon demand by U. S. Bank, Borrower will transmit and deliver to U. S. Bank, in the form received, immediately after receipt, all cash, checks, drafts, Chattel Paper, Instruments, or other writings for the payment of money (properly endorsed, where required, so that the items may be collected by U. S. Bank) that may be received by Borrower at any time. All items or amounts that are delivered by Borrower to U. S. Bank, or collected by U. S. Bank from the Account Debtors, shall be deposited to the credit of a Deposit Account ("Assignee Deposit Account") of Borrower with U. S. Bank, as security for the payment of the Secured Obligations. Borrower shall have no right to withdraw any funds deposited in the Assignee Deposit Account.


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
U. S. Bank may, from time to time in its discretion, and shall, upon the request of Borrower made not more than twice in any week, apply all or any of the balance, representing collected funds, in the Assignee Deposit Account, to payment of the Secured Obligations, whether or not then due, in such order of application, not inconsistent with the terms of the Credit Agreement and this Agreement, as U. S. Bank may determine; and U. S. Bank may, from time to time in its discretion, release all or any of such balance to Borrower.

U. S. BANK'S RIGHTS AND REMEDIES

GENERAL

         Upon the occurrence of any Event of Default, U. S. Bank may exercise its rights and remedies in the Credit Agreement and in any other Loan Documents and any other rights and remedies at law and in equity, simultaneously or consecutively, all of which rights and remedies shall be cumulative. The choice of one or more rights or remedies shall not be construed as a waiver or election barring other rights and remedies. Borrower hereby acknowledges and agrees that
U. S. Bank is not required to exercise all rights and remedies available to it equally with respect to all the Collateral and that U. S. Bank may select less than all the Collateral with respect to which the rights and remedies as determined by U. S. Bank may be exercised.

NOTICE OF SALE; DUTY TO ASSEMBLE COLLATERAL

         In addition to or in conjunction with the rights and remedies referred to in Section 6.1 hereof:

         Written notice mailed to Borrower at the address designated herein ten days or more prior to the date of public or private sale of any of the Collateral shall constitute reasonable notice.

         If U. S. Bank requests, Borrower will assemble the Collateral and make it available to U. S. Bank at places that U. S. Bank shall reasonably select, whether on Borrower's premises or elsewhere.

                               GENERAL PROVISIONS

ENTIRE AGREEMENT

         This Agreement, together with the Credit Agreement and the other Loan Documents, sets forth all the promises, covenants, agreements, conditions, and understandings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings,


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
inducements, or conditions, express or implied, oral or written, with respect thereto, except as contained or referred to herein. This Agreement may not be amended, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such amendment, waiver, discharge, or termination is sought.

INVALIDITY

         If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereunder, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

NONWAIVER AND NONEXCLUSIVE RIGHTS AND REMEDIES

         No right or remedy herein conferred upon or reserved to U. S. Bank is intended to be to the exclusion of any other right or remedy, but each and every such right or remedy shall be cumulative and shall be in addition to every other right or remedy given hereunder and now or hereafter existing at law or in equity.

         No delay or omission by U. S. Bank in exercising any right or remedy accruing upon an Event of Default shall impair any such right or remedy, or shall be construed to be a waiver of any such Event of Default, or an acquiescence therein, nor shall it affect any subsequent Event of Default of the same or of a different nature.

TERMINATION OF SECURITY INTEREST

         When all the Secured Obligations have been paid in full, the security interest provided herein shall terminate and U. S. Bank shall return to Borrower all Collateral then held by U. S. Bank, if any, and upon written request of Borrower, shall execute, in form for filing, termination statements of the security interests herein granted. Thereafter, no party hereto shall have any further rights or obligations hereunder.

SUCCESSORS AND ASSIGNS

         All rights of U. S. Bank hereunder shall inure to the benefit of its successors and assigns, and all obligations of Borrower shall be binding upon its successors and assigns.

U. S. BANK'S APPOINTMENT AS ATTORNEY-IN-FACT

         Borrower hereby irrevocably constitutes and appoints U. S. Bank and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in U. S. Bank's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action, and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement; and without limiting the generality of the foregoing, Borrower hereby gives U. S. Bank the power and right, on behalf of Borrower, without consent by or notice to Borrower, to do the following:

         to transfer to U. S. Bank or to any other person all or any of said Collateral, to endorse any Instruments pledged to U. S. Bank, and to fill in blanks in any transfers of Collateral, powers of attorney, or other documents delivered to U. S. Bank;

         to pay or discharge taxes and liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement, and to pay all or any part of the premiums therefor and the costs thereof;

         upon the occurrence and during the continuation of any Event of Default
(A) to take possession of, endorse, and collect any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due under any Account, Instrument, or General Intangible or with respect to any other Collateral and (B) to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by U.S. Bank for the purpose of collecting all such moneys due under any Account, Instrument, or General Intangible or with respect to any other Collateral whenever payable; and

         upon the occurrence and during the continuation of any Event of Default
(A) to direct any party liable for any payment under any of the Collateral to make payment of all moneys due or to become due thereunder directly to U. S. Bank or as U. S. Bank shall direct; (B) to ask for, demand, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices, and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions, or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against Borrower with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described in clause (E) above and, in connection therewith, to give such discharge or releases as U. S. Bank may deem appropriate; (G) to assign any Patent and Trademark (along with the goodwill of the business to which any such Patent and Trademark pertains) throughout the world for such terms or terms, on such conditions, and in such manner as U. S. Bank shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge, and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though U.
S. Bank were the absolute owner thereof for all purposes; and to do, at U. S. Bank's option and Borrower's expense, at any time or from time to time, all acts and things that U. S. Bank deems necessary to protect, preserve or realize upon the Collateral and U. S. Bank's liens thereon and to effect the intent of this Agreement, all as fully and effectively as Borrower might do.

         Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         Borrower also authorizes U. S. Bank, at any time and from time to time, to execute, in connection with the sale provided for in Article VI hereof, any endorsements, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

         The powers conferred on U. S. Bank hereunder are solely to protect U.
S. Bank's interests in the Collateral and shall not impose any duty upon U. S. Bank to exercise any such powers. U. S. Bank shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees, or agents shall be responsible to Borrower for any act or failure to act hereunder.

PERFORMANCE BY U. S. BANK OF BORROWER'S OBLIGATIONS

         If Borrower fails to perform or comply with any of its agreements contained herein and U. S. Bank, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expense of U. S. Bank incurred in connection with such performance or compliance, together with interest thereon at the rate provided for in the Credit Agreement upon the occurrence of an Event of Default, shall be payable by Borrower to U. S. Bank on demand and shall constitute Secured Obligations.

GOVERNING LAW

         This Agreement and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and shall be governed by the laws of the state of Washington, without regard to the choice of law rules thereof.

NOTICES

         All notices, requests, consents, demands, approvals, and other communications hereunder shall be deemed to have been duly given, made, or served if in writing and when delivered personally, or sent via facsimile, or mailed by first class mail, postage prepaid, to the respective parties to this Agreement as follows:

         If to U. S. Bank:

                                    U. S. Bank of Washington,
                                    National Association
                                    1420 Fifth Avenue
                                    Seattle, Washington  98101
                                    Attn:  Gerald L. Sorensen
                                    Facsimile number (206) 344-2887

         If to Borrower:

                                    Gargoyles, Inc.
                                    5866 S. 194th Street
                                    Kent, Washington  98032
                                    Attn:  Steven R. Kingma
                                    Facsimile number (206) 872-3267

         The designation of the person to be so notified or the address of such person for the purposes of such notice may be changed from time to time by similar notice in writing, except that any communication with respect to a change of address shall be deemed to be given or made when received by the party to whom such communication was sent.

COUNTERPARTS

         This Agreement may be executed in one or more counterparts, each of which shall constitute an original Agreement, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Borrower and U. S. Bank have caused these presents to be duly executed by their respective duly authorized signatories as of the day and year first above written.

                               GARGOYLES, INC.,
                               a Washington corporation



                               By      /s/  Steven R. Kingma
                                   ---------------------------------------------
                               Title    Chief Financial Officer and Treasurer
                                      ------------------------------------------


                               ACCEPTED BY:  U. S. BANK OF WASHINGTON,
                               NATIONAL ASSOCIATION



                               By      /s/  Gerald L. Sorensen
                                   ---------------------------------------------
                               Title   Senior Vice President
                                       -----------------------------------------